                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                              ---------------------
                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              ---------------------

                                 October 1, 2001
                Date of Report (Date of earliest event reported)


                           DIGITALREACH HOLDINGS, INC.
                ------------------------------------------------
                 (Name of Small Business Issuer in its charter)


           Florida                                        52-2262373
   ---------------------------------                     -----------
   (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                   Identification No.)



 11845 West Olympic Boulevard, Suite 1140
     Los Angeles, California                                90064
---------------------------------------                    --------
(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:  (310) 477-7395

                                (Not applicable.)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                                       1.

Item 5.  Other Events

Effective October 1, 2001, the board of directors of DigitalReach Holdings, Inc., ("the Company") nominated and appointed by majority vote a new Chief Executive Officer, Mr. Chris Albornoz, who is presently serving as the Company's President and one of its directors.

Mr. Albornoz has experience in corporate management and implementation of network solutions. From May 1996 to February 2001, Mr. Albornoz served as Manager for Systems Operations of Leslies Poolmart, the world's largest retailer of swimming pool supplies. He also worked as Senior Information System Technician of Parsons Corporation from December 1993 to May 1996. Parsons Corporation is a worldwide engineering and construction contractor.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2001               DIGITALREACH HOLDINGS, INC.


                                    By: /s/ Chris Albornoz
                                        ----------------------------------
                                        Chris Albornoz
                                        President and Chief Executive
                                        Officer






                                       2.